Exhibit 99.1

NEWS RELEASE

Contact:	David Kimichik	Tripp Sullivan
	Chief Financial Officer	Corporate Communications, Inc.
	(972) 490-9600	(615) 254-7318
ASHFORD HOSPITALITY TRUST REPORTS FOURTH QUARTER RESULTS
DALLAS — (February 24, 2010) — Ashford Hospitality Trust, Inc. (NYSE:AHT) today reported the following results and performance measures for the fourth quarter ended December 31, 2009. The proforma performance measurements for Occupancy, Average Daily Rate (ADR), revenue per available room (RevPAR), and Hotel Operating Profit (or Hotel EBITDA) include the Company’s 102 hotels owned and included in continuing operations as of December 31, 2009. Unless otherwise stated, all reported results compare the fourth quarter ended December 31, 2009, with the fourth quarter ended December 31, 2008 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
FINANCIAL HIGHLIGHTS AND LIQUIDITY
•	Corporate unrestricted cash at the end of the quarter was $165.2 million

•	Total revenue decreased 18.3% to $234.6 million from $287.3 million

•	RevPAR decreased 13.5% for the quarter

•	Operating profit margin decreased 297 basis points

•	Net loss available to common shareholders was $76.9 million, or $1.30 per diluted share, compared with net income of $135.1 million, or $1.34 per diluted share, in the prior-year quarter

•	Adjusted funds from operations (AFFO) was $0.32 per diluted share

•	Cash available for distribution (CAD) was $0.22 per diluted share

•	Fixed charge coverage ratio was 1.69x under the senior credit facility covenant versus a required minimum of 1.25x
CAPITAL ALLOCATION
•	Repurchased 6.3 million common shares in the quarter for $28.0 million and a total of 30.1 million shares for $81.3 million in 2009

•	Capex invested in the quarter was $17.4 million, for a total of $69.2 million in 2009

•	Capital market hedging strategies resulted in $52.3 million of interest expense savings in 2009
IMPAIRMENT
During the fourth quarter, the Company recorded an impairment of $59.3 million related to its Westin O’Hare in suburban Chicago. The Company had suspended making mortgage payments pursuant to grace periods granted by the lender under a forbearance agreement and has been working with the special servicer on the $101 million loan for a consensual deed in lieu of foreclosure. The impairment represents the difference between the asset’s net book value and the current fair market value. Once the deed in lieu of foreclosure to the lender is completed, which is anticipated to be in the first or second quarter of 2010, the Company will report a non cash gain of approximately $53.0 million to the level of the non-recourse debt on the asset and effectively a net impairment of $6.3 million.
CAPITAL STRUCTURE
At December 31, 2009, the Company’s net debt to total gross assets (as defined by the corporate credit facility) was 59.0%. As of December 31, 2009, the Company had $2.8 billion of mortgage debt. Including the swap and flooridors its blended average interest rate was 2.95%. Including its $1.8 billion interest rate swap, 98% of the Company’s debt is variable-rate debt. The Company’s weighted average debt maturity including extension options is 5.2 years.
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14185 Dallas Parkway, Suite 1100, Dallas, TX 75254	Phone: (972) 490-9600

AHT Announces Fourth Quarter Results

February 24, 2010
On November 19, 2009, the Company closed on the refinancing of its remaining 2010 debt maturity and made significant progress on the Company’s 2011 maturities through transactions with Prudential Mortgage Capital Company and Wheelock Street Capital with a $145.0 million non-recourse loan. The loan includes an A-Note from Prudential and a B-Note from Wheelock Street with a combined interest rate of 12.26% and a term of six years. The loans are secured by the Embassy Suites Crystal City, Embassy Suites Orlando Airport, Embassy Suites Santa Clara, Embassy Suites Portland and the Hilton Costa Mesa. The proceeds paid off a $75.0 million loan maturing in 2010 and a $65.0 million loan maturing in 2011, and provide $4.0 million for capital improvements to be drawn over a 24-month period. The Hilton Auburn Hills and the Hilton Rye Town, which were included in the maturing loans, are now unencumbered.
On November 19, 2009, the Company also completed the sale of the Westin Westminster mezzanine loan that was defeased by the original borrower in 2007 as part of a refinancing. The total gross proceeds received by the Company amounted to $13.6 million before transaction costs. The loan had an outstanding balance of $11.0 million with a September 1, 2011 maturity. The Company negotiated for the release of the portfolio of government agency securities serving as the defeased loan collateral, and sold the actual securities via an auction. The Company obtained pricing in excess of the par amount due to the high pay coupon compared to current market rates.
Effective December 1, 2009, the Company and the special servicer who is administering the $29.1 million first mortgage on the Company’s Hyatt Regency Dearborn mutually agreed to transfer the Company’s possession and control of the hotel to a court-appointed receiver. As a result of the transfer, the Company deconsolidated the hotel and its other net assets from its financial reporting in the amount of $32.0 million (previously impaired by $10.9 million in the second quarter of 2009) and the hotel’s $29.1 million mortgage indebtedness, and recognized a loss on the deconsolidation of debt of $2.9 million in the fourth quarter. Additionally, the Company reclassified the hotel’s results of operations through the effective date of the transfer to discontinued operations on its statement of operations.
Effective December 29, 2009, the Company refinanced its $19.74 million loan secured by the Hilton El Conquistador Hotel and Country Club in Tucson, Arizona. The loan was set to mature in June 2011. The new non-recourse financing with MetLife for the same amount bears interest at the greater of 5.5% or LIBOR plus 350 basis points and is interest only for a term of five years.
During 2009, the Company completed a total of $285 million in financings, re-financings and loan modifications. The Company has no debt maturities in 2010 and has $209 million of hard debt maturities in 2011, $203 million of which matures in December 2011 and is secured by a portfolio of hotels.
SUBSEQUENT EVENTS
On February 12, 2010, the Company completed the previously disclosed discounted payoff with the borrower on the Company’s $33.6 million mezzanine loan, which was secured by interests in the Ritz Carlton Key Biscayne and set to mature in 2017. The Company received $20 million in cash and a $4 million note secured by interests in the property and that matures in 2017. The Company had previously recorded an impairment of $10.7 million to account for the discounted payoff in the third quarter of 2009.
PORTFOLIO REVPAR
As of December 31, 2009, the Company had a portfolio of direct hotel investments consisting of 102 properties classified in continuing operations. During the fourth quarter, 95 of the hotels included in continuing operations were not under renovation. The Company believes reporting its operating metrics for continuing operations on a proforma total basis (all 102 hotels) and proforma not-under-renovation basis (95 hotels) is a measure that reflects a meaningful and focused comparison of the operating results in its direct hotel portfolio. The Company’s reporting by region and brand includes the results of all 102 hotels in continuing operations. Details of each category are provided in the tables attached to this release.
•	Proforma RevPAR decreased 13.3% for hotels not under renovation on a 10.8% decrease in ADR to $123.61 and a 181 basis point decline in occupancy
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AHT Announces Fourth Quarter Results

February 24, 2010
•	Proforma RevPAR decreased 13.5% for all hotels on a 10.6% decrease in ADR to $124.26 and a 214 basis point decline in occupancy
HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
For the 95 hotels as of December 31, 2009, that were not under renovation, Proforma Hotel EBITDA decreased 24.4% to $50.3 million. Proforma Hotel EBITDA margin (expressed as a percentage of Total Hotel Revenue) declined 276 basis points to 23.3%. For all 102 hotels included in continuing operations as of December 31, 2009, Proforma Hotel EBITDA decreased 25.5% to $55.8 million and Hotel EBITDA margin decreased 297 basis points to 23.3%.
Ashford believes year-over-year Hotel EBITDA and Hotel EBITDA margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. Given the substantial seasonality in the Company’s portfolio and its active capital recycling, to help investors better understand this seasonality, the Company provides quarterly detail on its Proforma Hotel EBITDA and Proforma Hotel EBITDA margin for the current and certain prior-year periods based upon the number of core hotels in the portfolio as of the end of the current period. As Ashford’s portfolio mix changes from time to time so will the seasonality for Proforma Hotel EBITDA and Proforma Hotel EBITDA margin. The details of the quarterly calculations for the previous four quarters for the current portfolio of 102 hotels included in continuing operations are provided in the tables attached to this release.
Monty J. Bennett, Chief Executive Officer, commented, “Our operations, capital markets, and share repurchase strategies continued to address many of our top priorities for the year such as offsetting declining RevPAR trends with interest expense savings, eliminating near-term debt maturities and creating value with a disciplined share repurchase strategy. Looking ahead to 2010, we still expect the operating environment to continue to be extremely challenging, requiring a continued cost control focus.”
INVESTOR CONFERENCE CALL AND SIMULCAST
Ashford Hospitality Trust, Inc. will conduct a conference call on Thursday, February 25, 2010, at 11 a.m. ET. The number to call for this interactive teleconference is (212) 231-2905. A replay of the conference call will be available through March 4, 2010, by dialing (402) 977-9140 and entering the confirmation number, 21449088.
The Company will also provide an online simulcast and rebroadcast of its fourth quarter 2009 earnings release conference call. The live broadcast of Ashford’s quarterly conference call will be available online at the Company’s website at www.ahtreit.com on Thursday, February 25, 2010, beginning at 11 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
Substantially all of our non-current assets consist of real estate investments and debt investments secured by real estate. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to assist in evaluating a real estate company’s operations. These supplemental measures include FFO, AFFO, EBITDA, Hotel Operating Profit, and CAD. FFO is computed in accordance with our interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the NAREIT definition differently than us. Neither FFO, AFFO, EBITDA, Hotel Operating Profit, nor CAD represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity, nor are such measures indicative of funds available to satisfy our cash needs, including our ability to make cash distributions. However, management believes FFO, AFFO, EBITDA, Hotel Operating Profit, and CAD to be meaningful measures of a REIT’s performance and should be considered along with, but not as an alternative to, net income and cash flow as a measure of our operating performance.
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AHT Announces Fourth Quarter Results

February 24, 2010
* * * * *
Ashford Hospitality Trust is a self-administered real estate investment trust focused on investing in the hospitality industry across all segments and at all levels of the capital structure, including direct hotel investments, second mortgages, mezzanine loans and sale-leaseback transactions. Additional information can be found on the Company’s web site at www.ahtreit.com.
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, the timing for closing, the impact of the transaction on our business and future financial condition, our business and investment strategy, our understanding of our competition and current market trends and opportunities and projected capital expenditures. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford’s filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property’s annual net operating income by the purchase price. Net operating income is the property’s funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Funds from operations (“FFO”), as defined by the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”) in April 2002, represents net income (loss) computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales or properties and extraordinary items as defined by GAAP, plus depreciation and amortization of real estate assets, and net of adjustments for the portion of these items related to unconsolidated entities and joint ventures.
The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.
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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share amounts)

	December 31,
	2009	2008
	(Unaudited)
ASSETS
Investment in hotel properties, net	$3,383,759	$3,568,215
Cash and cash equivalents	165,168	241,597
Restricted cash	77,566	69,806
Accounts receivable, net	31,503	41,110
Inventories	2,975	3,341
Notes receivable	55,655	212,815
Investment in unconsolidated joint venture	20,736	19,122
Deferred costs, net	20,960	24,211
Prepaid expenses	13,234	12,903
Interest rate derivatives	94,645	88,603
Other assets	3,471	6,766
Intangible assets, net	2,988	3,077
Due from third-party hotel managers	41,838	48,116

Total assets	$3,914,498	$4,339,682

LIABILITIES AND EQUITY
Liabilities
Indebtedness	$2,772,396	$2,790,364
Capital leases payable	83	207
Accounts payable and accrued expenses	91,387	93,476
Dividends payable	5,566	6,285
Unfavorable management contract liabilities	18,504	20,950
Due to related parties	1,009	2,378
Due to third-party hotel managers	1,563	3,855
Other liabilities	7,932	8,124

Total liabilities	2,898,440	2,925,639

Series B-1 Cumulative Convertible Redeemable Preferred stock, 7,447,865 issued and outstanding	75,000	75,000
Redeemable noncontrolling interests in operating partnership	85,167	107,469

Equity:
Stockholders’ equity of the Company —
Preferred stock, $0.01 par value, 50,000,000 shares authorized:
Series A Cumulative Preferred Stock, 1,487,900 shares and 2,185,000 shares issued and outstanding at December 31, 2009 and 2008	15	22
Series D Cumulative Preferred Stock, 5,666,797 shares and 6,394,347 shares issued and outstanding at December 31, 2009 and 2008	57	64
Common stock, $0.01 par value, 200,000,000 shares authorized, 122,748,859 shares issued, 57,596,878 shares and 86,555,149 shares outstanding at December 31, 2009 and 2008	1,227	1,227
Additional paid-in capital	1,436,009	1,450,146
Accumulated other comprehensive loss	(897)	(860)
Accumulated deficit	(412,011)	(124,782)
Treasury stock, at cost (65,151,981 shares and 36,193,710 shares at December 31, 2009 and 2008)	(186,424)	(113,598)

Total stockholders’ equity of the Company	837,976	1,212,219
Noncontrolling interests in consolidated joint ventures	17,915	19,355

Total equity	855,891	1,231,574

Total liabilities and equity	$3,914,498	$4,339,682

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2009	2008	2009	2008
		(Unaudited)
REVENUE
Rooms	$171,462	$204,562	$678,278	$831,029
Food and beverage	49,095	58,772	175,351	221,826
Rental income from operating leases	1,820	1,979	5,650	6,218
Other	11,571	13,138	45,714	51,324

Total hotel revenue	233,948	278,451	904,993	1,110,397
Interest income from notes receivable	479	8,777	10,876	24,050
Asset management fees and other	174	60	726	2,013

Total Revenue	234,601	287,288	916,595	1,136,460

EXPENSES
Hotel operating expenses
Rooms	42,054	46,546	158,647	181,957
Food and beverage	34,175	41,374	125,343	156,540
Other direct	6,436	7,418	25,383	28,359
Indirect	70,843	81,850	269,879	313,141
Management fees	9,654	11,507	36,431	44,518

Total hotel expenses	163,162	188,695	615,683	724,515
Property taxes, insurance, and other	15,871	16,335	61,113	60,739
Depreciation and amortization	38,027	40,383	155,458	164,055
Impairment charges	58,735	—	208,007	—
Gain on insurance settlement	(1,329)	—	(1,329)	—
Corporate general and administrative:
Stock-based compensation	1,141	1,646	5,037	6,834
Other general and administrative	5,796	2,152	24,914	21,868

Total Operating Expenses	281,403	249,211	1,068,883	978,011

OPERATING (LOSS) INCOME	(46,802)	38,077	(152,288)	158,449

Equity (loss) in earnings of unconsolidated joint venture	623	(4,509)	2,486	(2,205)
Interest income	44	468	297	2,062
Other income	21,416	3,910	56,556	10,153
Interest expense	(35,329)	(37,433)	(137,871)	(148,162)
Amortization of loan costs	(1,816)	(1,732)	(7,679)	(6,420)
Write-off of premiums, loan costs, premiums and exit fees, net	(1,111)	—	(181)	(1,226)
Unrealized (loss) gain on derivatives	(17,616)	118,481	(31,782)	79,620

(LOSS) INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(80,591)	117,262	(270,462)	92,271
Income tax (expense) benefit	(1,097)	238	(1,521)	(657)

(LOSS) INCOME FROM CONTINUING OPERATIONS	(81,688)	117,500	(271,983)	91,614
(Loss) income from discontinued operations	(2,577)	37,522	(16,677)	54,057

NET (LOSS) INCOME	(84,265)	155,022	(288,660)	145,671
Loss (income) from consolidated joint ventures attributable to noncontrolling interests	136	1,463	765	(1,444)
Net loss (income) attributable to redeemable noncontrolling interests in operating partnership	12,085	(15,771)	37,653	(15,033)

NET (LOSS) INCOME ATTRIBUTABLE TO THE COMPANY	(72,044)	140,714	(250,242)	129,194
Preferred dividends	(4,830)	(5,588)	(19,322)	(26,642)

NET (LOSS) INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(76,874)	$135,126	$(269,564)	$102,552

(LOSS) INCOME PER SHARE:
Basic —
(Loss) income from continuing operations attributable to common stockholders	$(1.26)	$1.09	$(3.72)	$0.47
(Loss) income from discontinued operations attributable to common stockholders	(0.04)	0.36	(0.21)	0.44

Net (loss) income attributable to common stockholders	$(1.30)	$1.45	$(3.93)	$0.91

Diluted —
(Loss) income from continuing operations attributable to Ashford common stockholders	$(1.26)	$1.01	$(3.72)	$0.47
(Loss) income from discontinued operations attributable to Ashford common stockholders	(0.04)	0.33	(0.21)	0.44

Net (loss) income attributable to Ashford common stockholders	$(1.30)	$1.34	$(3.93)	$0.91

Weighted average common shares outstanding — basic	59,101	91,905	68,597	111,295

Weighted average common shares outstanding — diluted	59,101	112,801	68,597	111,295

Amounts attributable to common stockholders:
(Loss) income from continuing operations, net of tax	$(69,835)	$106,958	$(235,655)	$80,199
(Loss) income from discontinued operations, net of tax	(2,209)	33,756	(14,587)	48,995
Preferred dividends	(4,830)	(5,588)	(19,322)	(26,642)

Net (loss) income attributable to common stockholders	$(76,874)	$135,126	$(269,564)	$102,552

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME TO EBITDA
(in thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2009	2008	2009	2008
		(Unaudited)
Net (loss) income	$(84,265)	$155,022	$(288,660)	$145,671
Loss (income) from consolidated joint ventures attributable to noncontrolling interests	136	1,463	765	(1,444)
Net loss (income) attributable to redeemable noncontrolling interests in operating partnership	12,085	(15,771)	37,653	(15,033)

Net (loss) income attributable to the Company	(72,044)	140,714	(250,242)	129,194

Interest income	(44)	(456)	(289)	(2,020)
Interest expense and amortization of loan costs	36,945	38,885	145,171	157,274
Depreciation and amortization	37,341	40,545	153,907	172,262
Net loss (income) attributable to redeemable noncontrolling interests in operating partnership	(12,085)	15,771	(37,653)	15,033
Income tax expense (benefit)	979	(267)	1,565	1,093

EBITDA	(8,908)	235,192	12,459	472,836

Amortization of unfavorable management contract liabilities	(752)	(753)	(2,446)	(2,446)
Loss (gain) on sale of note receivable/properties, net of taxes	511	(40,199)	511	(48,514)
Gain on insurance settlement	(1,329)	—	(1,329)	—
Write-off of loan costs, premiums and exit fees (1)	1,111	789	181	798
Non-recurring severance payments	—	582	—	582
Impairment charges	58,735	5,461	218,878	5,461
Income from interest rate derivatives (2)	(19,079)	(4,108)	(52,282)	(10,352)
Unrealized loss (gain) on derivatives	17,616	(118,481)	31,782	(79,620)

Adjusted EBITDA	$47,905	$78,483	$207,754	$338,745

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS (“FFO”)
(in thousands, except per share amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2009	2008	2009	2008
		(Unaudited)
Net (loss) income	$(84,265)	$155,022	$(288,660)	$145,671
Loss (income) from consolidated joint ventures attributable to noncontrolling interests	136	1,463	765	(1,444)
Net loss (income) attributable to redeemable noncontrolling interests in operating partnership	12,085	(15,771)	37,653	(15,033)
Preferred dividends	(4,830)	(5,588)	(19,322)	(26,642)

Net loss attributable to common stockholders	(76,874)	135,126	(269,564)	102,552

Depreciation and amortization on real estate	37,271	40,441	153,621	171,791
Loss (gain) on sale of note receivable/properties, net of taxes	511	(40,199)	511	(48,514)
Gain on insurance settlement	(1,329)	—	(1,329)	—
Net loss (income) attributable to redeemable noncontrolling interests in operating partnership	(12,085)	15,771	(37,653)	15,033

FFO available to common stockholders	(52,506)	151,139	(154,414)	240,862

Dividends on convertible preferred stock	1,043	1,043	4,171	5,735
Write-off of loan costs, premiums and exit fees (1)	1,111	789	181	798
Non-recurring severance payments	—	582	—	582
Impairment charges	58,735	5,461	218,878	5,461
Unrealized loss (gain) on derivatives	17,616	(118,481)	31,782	(79,620)

Adjusted FFO	$25,999	$40,533	$100,598	$173,818

Adjusted FFO per diluted share available to common stockholders	$0.32	$0.36	$1.12	$1.31

Weighted average diluted shares	80,892	112,802	89,987	132,677

(1)	The amounts include write-off of debt premiums of $1,341 for the refinancing of a mortgage loan for the year ended December 31, 2009 and $2,086 for the sale of a hotel property for the year ended December 31, 2008.

(2)	Cash income from interest rate derivatives is excluded from the adjusted EBITDA calculations for all periods presented.

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CASH AVAILABLE FOR DISTRIBUTION (“CAD”)
(in thousands, except per share amounts)
(Unaudited)

	Three Months		Three Months		Year		Year
	Ended	Per	Ended	Per	Ended	Per	Ended	Per
	December 31,	Diluted	December 31,	Diluted	December 31,	Diluted	December 31,	Diluted
	2009	Share	2008	Share	2009	Share	2008	Share
Net (loss) income attributable to common stockholders	$(76,874)	$(0.95)	$135,126	$1.20	$(269,564)	$(3.00)	$102,552	$0.77
Dividends on convertible preferred stock	1,043	0.01	1,043	0.01	4,171	0.05	5,735	0.05

Total	(75,831)	(0.94)	136,169	1.21	(265,393)	(2.95)	108,287	0.82

Depreciation and amortization on real estate	37,271	0.46	40,441	0.36	153,621	1.71	171,791	1.30
Net (loss) income attributable to redeemable noncontrolling interests in operating partnership	(12,085)	(0.15)	15,771	0.14	(37,653)	(0.42)	15,033	0.11
Stock-based compensation	1,141	0.02	1,646	0.02	5,037	0.06	6,834	0.05
Amortization of loan costs	1,748	0.02	1,686	0.01	7,427	0.08	6,610	0.05
Write-off of loan costs, premiums and exit fees (1)	1,111	0.01	789	0.01	181	0.00	798	0.01
Amortization of unfavorable management contract liabilities	(752)	(0.01)	(753)	(0.01)	(2,446)	(0.03)	(2,446)	(0.02)
Loss (gain) on sale of note receivable/properties, net of taxes	511	0.01	(40,199)	(0.36)	511	0.01	(48,514)	(0.36)
Gain on insurance settlement	(1,329)	(0.02)	—	—	(1,329)	(0.01)	—	0.00
Non-recurring severance payments	—	—	582	0.01	—	—	582	0.00
Impairment charges	58,735	0.73	5,461	0.05	218,878	2.43	5,461	0.04
Unrealized loss (gain) on derivatives	17,616	0.22	(118,481)	(1.05)	31,782	0.35	(79,620)	(0.60)
Capital improvements reserve	(10,311)	(0.13)	(12,047)	(0.11)	(40,580)	(0.45)	(50,108)	(0.38)

CAD	$17,825	$0.22	$31,065	$0.28	$70,036	$0.78	$134,708	$1.02

(1)	The amounts include write-off of debt premiums of $1,341 for the refinancing of a mortgage loan for the year ended December 31, 2009 and $2,086 for the sale of a hotel property for the year ended December 31, 2008.

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
DEBT SUMMARY
DECEMBER 31, 2009
(dollars in thousands)
(Unaudited)

				Fixed-Rate	Floating-Rate		Total
Indebtedness	Collateral	Maturity	Interest Rate	Debt	Debt		Debt
Senior credit facility	Notes receivable	April 2010	LIBOR + 2.75% to 3.5%	$—	$250,000	(1) (2)	$250,000
Mortgage loan	10 hotels	May 2010	LIBOR + 1.65%	—	167,202	(1)	167,202
Mortgage loan	5 hotels	December 2010	LIBOR + 1.72%	—	203,400	(3)	203,400
Mortgage loan	1 hotel	January 2011	8.32%	5,816	—		5,816
Mortgage loan	1 hotel	March 2011	LIBOR (floor at 2.5%) + 3.75%	—	52,500	(1)	52,500
Mortgage loan	2 hotel	August 2011	LIBOR + 2.75%	—	156,600	(1)	156,600
Mortgage loan	1 hotel	March 2012	LIBOR + 4%	—	60,800	(1)	60,800
Mortgage loan	1 hotel	December 2014	Greater of 5.5% or LIBOR + 3.5%	—	19,740		19,740
Mortgage loan	8 hotels	December 2014	5.75%	110,899	—		110,899
Mortgage loan	1 hotel	January 2015	7.78%	4,345	—		4,345
Mortgage loan	10 hotels	July 2015	5.22%	160,490	—		160,490
Mortgage loan	8 hotels	December 2015	5.70%	100,576	—		100,576
Mortgage loan	5 hotels	December 2015	12.26%	141,402	—		141,402
Mortgage loan	5 hotels	February 2016	5.53%	115,645	—		115,645
Mortgage loan	5 hotels	February 2016	5.53%	95,905	—		95,905
Mortgage loan	5 hotels	February 2016	5.53%	83,075	—		83,075
Mortgage loan	1 hotel	December 2016	5.81%	101,000 (4)	—		101,000
Mortgage loan	1 hotel	April 2017	5.91%	35,000	—		35,000
Mortgage loan	2 hotels	April 2017	5.95%	128,251	—		128,251
Mortgage loan	3 hotels	April 2017	5.95%	260,980	—		260,980
Mortgage loan	5 hotels	April 2017	5.95%	115,600	—		115,600
Mortgage loan	5 hotels	April 2017	5.95%	103,906	—		103,906
Mortgage loan	5 hotels	April 2017	5.95%	158,105	—		158,105
Mortgage loan	7 hotels	April 2017	5.95%	126,466	—		126,466
TIF loan	1 hotel	June 2018	12.85%	7,783	—		7,783
Mortgage loan	1 hotel	April 2034	Greater of 6% or Prime + 1%	—	6,910		6,910

Total debt				$1,855,244	$917,152		$2,772,396

Percentage				66.9%	33.1%		100.0%

Weighted average interest rate at December 31, 2009				6.30%	2.97%		5.19%

Total debt with the effect of interest rate swap				$55,244	$2,717,152		$2,772,396

Percentage with the effect of interest rate swap				2.0%	98.0%		100.0%

Weighted average interest rate with the effect of interest rate swap				2.95%	2.97%		2.95%

(1)	Each of these loans has two one-year extension options.

(2)	Based on the debt-to-assets ratio defined in the loan agreement, interest rate on this debt was at LIBOR plus 3% as of December 31, 2009.

(3)	This loan has a one-year extension option remaining.

(4)	We are currently working with the lender for a deed-in-lieu of foreclosure.

5 of 14

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
DEBT BY MATURITY ASSUMING EXTENSION OPTIONS NOT SUBJECT TO COVERAGE/LTV TESTS ARE EXERCISED
DECEMBER 31, 2009
(in thousands)
(Unaudited)

	2010		2011		2012		2013	2014	Thereafter		Total
Secured credit facility	$250,000	(1)	$—		$—		$—	—	$—		$250,000
Mortgage loan secured by 10 hotel properties, Wachovia Floater	—		—		167,202		—	—	—		167,202
Mortgage loan secured by five hotel properties	—		203,400		—		—	—	—		203,400
Mortgage loan secured by Manchester Courtyard	—		5,816		—		—	—	—		5,816
Mortgage loan secured by JW Marriott San Francisco	—		—		52,500	(1)	—	—	—		52,500
Mortgage loan secured by two hotel properties	—		156,600	(2)	—		—	—	—		156,600
Mortgage loan secured by Arlington Marriott	—		—		—		—	60,800	—		60,800
Mortgage loan secured by El Conquistador Hilton	—		—		—		—	19,740	—		19,740
Mortgage loan secured by eight hotel properties, UBS Pool 1	—		—		—		—	110,899	—		110,899
Mortgage loan secured by 10 hotel properties, Merrill Lynch Pool 1	—		—		—		—	—	160,490		160,490
Mortgage loan secured by eight hotel properties, UBS Pool 2	—		—		—		—	—	100,576		100,576
Mortgage loan secured by five hotel properties	—		—		—		—	—	141,402		141,402
Mortgage loan secured by five hotel properties, Merrill Lynch Pool 2	—		—		—		—	—	115,645		115,645
Mortgage loan secured by five hotel properties, Merrill Lynch Pool 3								—	95,905		95,905
Mortgage loan secured by five hotel properties, Merrill Lynch Pool 7								—	83,075		83,075
Mortgage loan secured by Westin O’Hare	—		—		—		—	—	101,000	(3)	101,000
Mortgage loan secured by Philadelphia Courtyard, Wachovia Stand-Alone	—		—		—		—	—	35,000		35,000
Mortgage loan secured by two hotel properties, Wachovia Fixed Rate Pool 3	—		—		—		—	—	128,251		128,251
Mortgage loan secured by three hotel properties, Wachovia Fixed Rate Pool 7	—		—		—		—	—	260,980		260,980
Mortgage loan secured by five hotel properties, Wachovia Fixed Rate Pool 1	—		—		—		—	—	115,600		115,600
Mortgage loan secured by five hotel properties, Wachovia Fixed Rate Pool 5	—		—		—		—	—	103,906		103,906
Mortgage loan secured by five hotel properties, Wachovia Fixed Rate Pool 6	—		—		—		—	—	158,105		158,105
Mortgage loan secured by seven hotel properties, Wachovia Fixed Rate Pool 2	—		—		—		—	—	126,466		126,466
TIF loan secured by Philadelphia Courtyard	—		—		—		—	—	7,783		7,783
Mortgage loan secured by Houston Hampton Inn	—		—		—		—	—	4,345		4,345
Mortgage loan secured by Jacksonville Residence Inn	—		—		—		—	—	6,910		6,910

	$250,000		$365,816		$219,702		$—	$191,439	$1,745,439		$2,772,396

NOTE: These maturities assume no event of default would occur.

(1)	Extensions available but certain coverage tests have to be met.

(2)	Extensions available but certain LTV tests have to be met.

(3)	We are currently working with the lender for a deed-in-lieu of foreclosure.

6 of 14

ASHFORD HOSPITALITY TRUST, INC.
KEY PERFORMANCE INDICATORS — PRO FORMA
(Unaudited)

	Three Months Ended			Year Ended
	December 31,			December 31,
	2009	2008	%Variance	2009	2008	% Variance
ALL HOTELS INCLUDED IN CONTINUING OPERATIONS:
Room revenues (in thousands)	$177,882	$211,789	-16.01%	$697,760	$853,895	-18.29%
RevPAR	$78.52	$90.76	-13.49%	$85.10	$103.15	-17.50%
Occupancy	63.19%	65.33%	-2.14%	65.87%	71.73%	-5.86%
ADR	$124.26	$138.93	-10.56%	$129.20	$143.80	-10.15%

	Three Months Ended			Year Ended
	December 31,			December 31,
	2009	2008	%Variance	2009	2008	%Variance
ALL HOTELS NOT UNDER RENOVATION INCLUDED IN CONTINUING OPERATIONS:
Room revenues (in thousands)	$161,977	$192,492	-15.85%	$630,359	$771,261	-18.27%
RevPAR	$78.10	$90.07	-13.29%	$84.10	$101.90	-17.47%
Occupancy	63.19%	65.00%	-1.81%	65.54%	71.32%	-5.78%
ADR	$123.61	$138.57	-10.80%	$128.33	$142.87	-10.18%

NOTES:

(1)	The above pro forma table assumes the 95 hotel properties owned and included in continuing operations at December 31, 2009, but not under renovation for the three and twelve months ended December 31, 2009, were owned as of the beginning of the periods presented.

(2)	Excluded Hotels Under Renovation: Hilton Torrey Pines, Hilton Nassau Bay, Residence Inn Orlando Sea World, Edison Courtyard, Embassy Suites Orlando Airport, Marriott Bridgewater, Embassy Suites Portland

(3)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

7 of 14

ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL OPERATING PROFIT
(dollars in thousands)
(Unaudited)
ALL HOTELS INCLUDED IN CONTINUING OPERATIONS:

	Three Months Ended			Year Ended
	December 31,			December 31,
	2009	2008	% Variance	2009	2008	% Variance
REVENUE
Rooms	$177,882	$211,789	-16.0%	$697,760	$853,895	-18.3%
Food and beverage	50,217	60,111	-16.5%	178,773	225,503	-20.7%
Other	11,389	12,903	-11.7%	45,103	49,540	-9.0%

Total hotel revenue	239,488	284,803	-15.9%	921,636	1,128,938	-18.4%

EXPENSES
Rooms	43,354	47,943	-9.6%	162,908	186,641	-12.7%
Food and beverage	34,887	42,188	-17.3%	127,640	159,061	-19.8%
Other direct	6,520	7,486	-12.9%	25,642	28,617	-10.4%
Indirect	72,434	82,133	-11.8%	273,243	312,155	-12.5%
Management fees, includes base and incentive fees	10,531	13,566	-22.4%	40,435	53,646	-24.6%

Total hotel operating expenses	167,726	193,316	-13.2%	629,868	740,120	-14.9%
Property taxes, insurance, and other	15,972	16,644	-4.0%	61,871	61,342	0.9%

HOTEL OPERATING PROFIT (Hotel EBITDA)	55,790	74,843	-25.5%	229,897	327,476	-29.8%
Hotel EBITDA Margin	23.30%	26.27%	-2.97%	24.94%	29.00%	-4.06%

Minority interest in earnings of consolidated joint ventures	1,482	1,778	-16.6%	6,030	8,146	-26.0%

HOTEL OPERATING PROFIT (Hotel EBITDA), excluding minority interest in joint ventures	$54,308	$73,065	-25.7%	$223,867	$319,330	-29.9%

NOTE:	The above pro forma table assumes the 102 hotel properties owned and included in continuing operations at December 31, 2009 were owned as of the beginning of the periods presented.
ALL HOTELS NOT UNDER RENOVATION INCLUDED IN CONTINUING OPERATIONS:

	Three Months Ended			Year Ended
	December 31,			December 31,
	2009	2008	% Variance	2009	2008	% Variance
REVENUE
Rooms (1)	$161,977	$192,492	-15.9%	$630,359	$771,261	-18.3%
Food and beverage	44,190	51,621	-14.4%	156,565	194,007	-19.3%
Other	9,762	11,157	-12.5%	38,869	42,418	-8.4%

Total hotel revenue	215,929	255,270	-15.4%	825,793	1,007,686	-18.1%

EXPENSES
Rooms (1)	39,709	43,732	-9.2%	148,428	169,560	-12.5%
Food and beverage	30,980	37,044	-16.4%	113,202	139,410	-18.8%
Other direct	5,603	6,406	-12.5%	22,092	24,466	-9.7%
Indirect	65,304	73,967	-11.7%	245,602	280,320	-12.4%
Management fees, includes base and incentive fees	9,722	12,468	-22.0%	37,154	49,145	-24.4%

Total hotel operating expenses	151,318	173,617	-12.8%	566,478	662,901	-14.5%
Property taxes, insurance, and other	14,301	15,125	-5.4%	55,153	55,368	-0.4%

HOTEL OPERATING PROFIT (Hotel EBITDA)	50,310	66,528	-24.4%	204,162	289,417	-29.5%
Hotel EBITDA Margin	23.30%	26.06%	-2.76%	24.72%	28.72%	-4.00%

Minority interest in earnings of consolidated joint ventures	1,482	1,778	-16.6%	6,030	8,146	-26.0%

HOTEL OPERATING PROFIT (Hotel EBITDA), excluding minority interest in joint ventures	$48,828	$64,750	-24.6%	$198,132	$281,271	-29.6%

NOTES:

(1)	The above pro forma table assumes the 95 hotel properties owned and included in continuing operations at December 31, 2009, but not under renovation for the three and twelve months ended December 31, 2009, were owned as of the beginning of the periods presented.

(2)	Excluded Hotels Under Renovation: Hilton Torrey Pines, Hilton Nassau Bay, Residence Inn Orlando Sea World, Edison Courtyard, Embassy Suites Orlando Airport, Marriott Bridgewater, Embassy Suites Portland

(3)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

8 of 14

ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL REVPAR BY REGION
(Unaudited)

			Three Months Ended			Year Ended
	Number of	Number of	December 31,			December 31,
Region	Hotels	Rooms	2009	2008	% Change	2009	2008	% Change
Pacific (1)	21	5,205	$84.86	$99.83	-15.0%	$91.08	$115.52	-21.2%
Mountain (2)	8	1,704	65.37	77.17	-15.3%	74.34	96.63	-23.1%
West North Central (3)	3	690	65.45	73.97	-11.5%	70.38	86.48	-18.6%
West South Central (4)	10	2,086	77.43	98.66	-21.5%	83.69	103.50	-19.1%
East North Central (5)	9	1,852	59.78	69.68	-14.2%	62.47	81.48	-23.3%
East South Central (6)	2	236	64.85	70.61	-8.2%	75.19	88.22	-14.8%
Middle Atlantic (7)	9	2,481	86.46	94.50	-8.5%	85.12	101.32	-16.0%
South Atlantic (8)	38	7,728	80.39	90.71	-11.4%	91.10	104.10	-12.5%
New England (9)	2	159	71.32	79.25	-10.0%	69.14	85.76	-19.4%

Total Portfolio	102	22,141	$78.52	$90.76	-13.5%	$85.10	$103.15	-17.5%

(1)	Includes Alaska, California, Oregon, and Washington

(2)	Includes Nevada, Arizona, New Mexico, and Utah

(3)	Includes Minnesota and Kansas

(4)	Includes Texas

(5)	Includes Ohio, Michigan, Illinois, and Indiana

(6)	Includes Kentucky and Alabama

(7)	Includes New York, New Jersey, and Pennsylvania

(8)	Includes Virginia, Florida, Georgia, Maryland, District of Columbia, and North Carolina

(9)	Includes Massachusetts and Connecticut

NOTES:

(1)	The above pro forma table assumes the 102 hotel properties owned and included in continuing operations at December 31, 2009 were owned as of the beginning of the periods presented.

(3)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

9 of 14

ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL REVPAR BY BRAND
(Unaudited)

			Three Months Ended			Year Ended
	Number of	Number of	December 31,			December 31,
Brand	Hotels	Rooms	2009	2008	% Change	2009	2008	% Change
Hilton	34	7,513	$81.69	$94.09	-13.2%	$90.05	$109.09	-17.5%
Hyatt	1	242	101.35	97.22	4.2%	105.06	132.65	-20.8%
InterContinental	2	420	128.85	123.26	4.5%	129.49	145.12	-10.8%
Independent	2	317	60.14	55.87	7.6%	69.10	55.66	24.1%
Marriott	57	11,714	78.18	91.74	-14.8%	83.56	100.93	-17.2%
Starwood	6	1,935	57.52	67.83	-15.2%	65.11	88.01	-26.0%

Total Portfolio	102	22,141	$78.52	$90.76	-13.5%	$85.10	$103.15	-17.5%

NOTES:

(1)	The above pro forma table assumes the 102 hotel properties owned and included in continuing operations at December 31, 2009 were owned as of the beginning of the periods presented.

(3)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

10 of 14

ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL OPERATING PROFIT BY REGION
(dollars in thousands)
(Unaudited)

			Three Months Ended					Year Ended
	Number of	Number of	December 31,					December 31,
Region	Hotels	Rooms	2009	% Total	2008	% Total	% Change	2009	% Total	2008%	Total	% Change
Pacific (1)	21	5,205	$14,348	25.7%	$20,688	27.6%	-30.6%	$57,508	25.0%	$91,489	27.9%	-37.1%
Mountain (2)	8	1,704	2,150	3.8%	3,652	4.9%	-41.1%	12,771	5.6%	22,238	6.8%	-42.6%
West North Central (3)	3	690	1,563	2.8%	1,995	2.7%	-21.7%	6,654	2.9%	9,498	2.9%	-29.9%
West South Central (4)	10	2,086	5,552	10.0%	8,372	11.2%	-33.7%	23,590	10.3%	31,633	9.7%	-25.4%
East North Central (5)	9	1,852	2,874	5.2%	3,516	4.7%	-18.3%	10,398	4.5%	21,025	6.4%	-50.5%
East South Central (6)	2	236	362	0.6%	553	0.7%	-34.5%	2,412	1.0%	3,154	1.0%	-23.5%
Middle Atlantic (7)	9	2,481	7,868	14.1%	8,925	11.9%	-11.8%	23,304	10.1%	32,747	10.0%	-28.8%
South Atlantic (8)	38	7,728	20,735	37.2%	26,702	35.7%	-22.3%	92,123	40.1%	113,896	34.8%	-19.1%
New England (9)	2	159	338	0.6%	440	0.6%	-23.2%	1,137	0.5%	1,796	0.5%	-36.7%

Total Portfolio	102	22,141	$55,790	100.0%	$74,843	100.0%	-25.5%	$229,897	100.0%	$327,476	100.0%	-29.8%

(1)	Includes Alaska, California, Oregon, and Washington

(2)	Includes Nevada, Arizona, New Mexico, and Utah

(3)	Includes Minnesota and Kansas

(4)	Includes Texas

(5)	Includes Ohio, Michigan, Illinois, and Indiana

(6)	Includes Kentucky and Alabama

(7)	Includes New York, New Jersey, and Pennsylvania

(8)	Includes Virginia, Florida, Georgia, Maryland, District of Columbia, and North Carolina

(9)	Includes Massachusetts and Connecticut

NOTES:

(1)	The above pro forma table assumes the 102 hotel properties owned and included in continuing operations at December 31, 2009 were owned as of the beginning of the periods presented.

(3)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

11 of 14

ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL OPERATING PROFIT MARGIN
(Unaudited)
95 HOTELS NOT UNDER RENOVATION AND INCLUDED IN CONTINUING OPERATIONS AT DECEMBER 31, 2009 AS IF SUCH HOTELS WERE OWNED AS OF THE BEGINNING OF THE PERIODS PRESENTED:
HOTEL OPERATING PROFIT (HOTEL EBITDA) MARGIN:

4th Quarter 2009	23.30%
4th Quarter 2008	26.06%

Variance	-2.76%

HOTEL OPERATING PROFIT (HOTEL EBITDA) MARGIN VARIANCE BREAKDOWN:

Rooms	-1.20%
Food & Beverage and Other Departmental	0.08%
Administrative & General	-0.25%
Sales & Marketing	0.35%
Hospitality	-0.05%
Repair & Maintenance	-0.45%
Energy	-0.47%
Franchise Fee	-0.19%
Management Fee	0.02%
Incentive Management Fee	0.36%
Insurance	-0.46%
Property Taxes	-0.53%
Other Taxes	0.28%
Leases/Other	-0.25%

Total	-2.76%

NOTE:	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all operating results related to this hotel are reflected, which is consistent with the Company’s other hotels.

12 of 14

ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA SEASONALITY TABLE
(dollars in thousands)
(Unaudited)
ALL 102 HOTELS OWNED AND INCLUDED IN CONTINUING OPERATIONS AS OF DECEMBER 31, 2009:

	2009	2009	2009	2009
	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	TTM
Total Hotel Revenue	$239,488	$216,433	$233,947	$231,768	$921,636
Hotel EBITDA	$55,790	$50,049	$61,126	$62,932	$229,897
Hotel EBITDA Margin	23.3%	23.1%	26.1%	27.2%	24.9%

EBITDA % of Total TTM	24.3%	21.8%	26.6%	27.4%	100.0%

JV Interests in EBITDA	$1,482	$1,139	$1,839	$1,570	$6,030

NOTES:

(1)	The above pro forma table assumes the 102 hotel properties owned and included in continuing operations at December 31, 2009 were owned as of the beginning of the periods presented.

(3)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

13 of 14

ASHFORD HOSPITALITY TRUST, INC.
Capital Expenditures Calendar
102 Hotels (a)

		2009				2010
		Actual	Actual	Actual	Actual	Estimated	Estimated	Estimated	Estimated
	Rooms	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
Sheraton Anchorage	370	x						x
Marriott Legacy Center	404	x							x
Hilton Rye Town	446	x	x	x
Hilton Nassau Bay — Clear Lake	243	x	x	x	x	x	x
Residence Inn Orlando Sea World	350			x	x
Courtyard Edison	146			x	x
Embassy Suites Orlando Airport	174			x	x
Embassy Suites Portland — Downtown	276				x	x
Hilton La Jolla Torrey Pines	296				x	x
Marriott Bridgewater	347				x	x			x
Capital Hilton	408					x	x	x
Sheraton City Center — Indianapolis	371					x	x
Embassy Suites Philadelphia Airport	263						x
Hilton Costa Mesa	486						x	x
Embassy Suites Las Vegas Airport	220							x	x
Sheraton Minneapolis West	222							x	x
Crowne Plaza Beverly Hills	260							x	x
Hilton Tucson El Conquistador Golf Resort	428							x	x
Embassy Suites Crystal City - Reagan Airport	267								x
Hilton Minneapolis Airport	300								x
Marriott Seattle Waterfront	358								x
Embassy Suites Austin Arboretum	150								x
Fairfield Inn and Suites Kennesaw	87								x

(a)	Only hotels which have had or are expected to have significant capital expenditures that could result in displacement during 2009 and 2010 are included in this table.

14 of 14